UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2008

Friendly Auto Dealers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147560	33-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4132 South Rainbow Road, Suite 514, Las Vegas, Nevada 89103

Registrant’s telephone number, including area code (925) 948-4000

 (702) 321-6876
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other
On November 21, 2008, Friendly Auto Dealers, Inc. issued a press release announcing that they have retained DME Capital, LLC, a NY based investor relations firm to initiate a global investor relations program.

Exhibit 99.1.

Item 8.01	Exhibits.

Exhibit 99.1	Press release dated November 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friendly Auto Dealers, Inc.

By:	/s/ Tony Lam
Tony Lam
Chief Executive Officer, President and Chief Financial Officer

Dated: November 26, 2008